                                                                      Exhibit 24


                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ David C. Lincoln
                                        ----------------------------------------
                                        Name:  David C. Lincoln
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 20, 1998.


                                        /s/ Anthony A. Massaro
                                        ----------------------------------------
                                        Name:  Anthony A. Massaro
                                        Title: CEO

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 20, 1998.


                                        /s/ John M. Stropki
                                        ----------------------------------------
                                        Name:  John M. Stropki
                                        Title: President North America

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Paul E. Lego
                                        ----------------------------------------
                                        Name: Paul E. Lego
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Craig R. Smith
                                        ----------------------------------------
                                        Name:  Craig R. Smith
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Harry Carlson
                                        ----------------------------------------
                                        Name:  Harry Carlson
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Frank L. Steingass
                                        ----------------------------------------
                                        Name:  Frank L. Steingass
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ E.E. Hood Jr.
                                        ----------------------------------------
                                        Name:  E.E. Hood Jr.
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ David H. Gunning
                                        ----------------------------------------
                                        Name:  David H. Gunning
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ G.R. Lincoln
                                        ----------------------------------------
                                        Name:  G.R. Lincoln
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Henry L. Meyer III
                                        ----------------------------------------
                                        Name:  Henry L. Meyer III
                                        Title: Director

                           DIRECTOR AND/OR OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     Effective upon (i) the consummation of the merger of Lincoln Electric Merger Co. into The Lincoln Electric Company pursuant to that certain Agreement of Merger among Lincoln Electric Merger Co., The Lincoln Electric Company and Lincoln Electric Holdings, Inc. an Ohio corporation (the "CORPORATION"), and
(ii) the undersigned being elected a director and/or officer of the Corporation, the undersigned director and/or officer of the Corporation, hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 and amendments to Registration Statements on Form S-8 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of May 19, 1998.


                                        /s/ Kathryn Jo Lincoln
                                        ----------------------------------------
                                        Name:  Kathryn Jo Lincoln
                                        Title: Board Member